UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) February 6, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

    300 Renaissance Center, Detroit, Michigan                    48265-3000
    -----------------------------------------                    ----------
    (Address of Principal Executive Offices)                     (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01. OTHER EVENTS

On February 7, 2006 General Motors Corporation issued the attached press release announcing, among other things, revised health-care benefits for salaried retirees and plans to restructure pension benefits for U.S. salaried employees. The foregoing changes will affect the benefits of GM's executive officers. The February 7, 2006 press release also announced other changes in the compensation of the Corporation's executive officers and directors.

GM currently expects to remeasure its OPEB liability in March or April of 2006 for the revised health care benefits for salaried retirees, which become effective in January 2007. The remeasurement is expected to result in a reduction of this liability of approximately $4.8 billion. The benefit associated with the reduction in the OPEB liability is expected to be amortized at an annual pre-tax rate of $900 million and have a favorable effect on GM's 2006 pre-tax earnings estimated to be approximately $500 million.

The February 7, 2006 press release also announced the GM Board declaration of a quarterly cash dividend of $0.25 per share, a reduction from the quarterly rate of $0.50 per share that had been followed since the first quarter of 1997.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

                                    EXHIBITS
                                    --------

Exhibits                      Description                   Method of Filing
--------                      -----------                   ----------------

Exhibit 99.1                  News Release Dated            Attached as Exhibit
                              February 7, 2006


                                      # # #




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  February 8, 2006              By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)